Supplemental Information 3rd Quarter 2021 Exhibit 99.2

2 COVID-19 Financial Impact 3 Overview 4 Segment Overview 7 Senior Housing 8 G&A Expense 13 Capital Expenditures 14 Cash Facility Lease Payments 15 Capital Structure 16 Definitions 17 Appendices: Summary Financial Impact: COVID-19 20 Non-GAAP Financial Measures 23 Table of Contents

COVID-19 Financial Impact

The COVID-19 pandemic adversely impacted the Company's occupancy and resident fee revenue during 2020 and 2021 and resulted in incremental direct costs to respond to the pandemic, including costs for: acquisition of additional personal protective equipment ("PPE"), medical equipment, and cleaning and disposable food service supplies; enhanced cleaning and environmental sanitation; increased employee-related costs, including labor, workers compensation, and health plan expense; increased expense for general liability claims; and COVID-19 testing of residents and associates where not otherwise covered by government payor or third-party insurance sources. On a cumulative basis, the Company has incurred $169.8 million of pandemic-related expenses, of which 39% related to employee-related costs, 35% related to PPE and medical supplies, and 26% related to cleaning and other costs.

During the third quarter of 2021 under the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act"):

- $3.5 million of advanced payments from Medicare were recouped, reducing the Company's net cash provided by operating activities with no impact on revenue or results of operations.
- $1.1 million was received for employee retention credits, which were previously recognized within other operating income, increasing the Company's net cash provided by operating activities.

The following tables present the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community 2020 and 2021 results. The estimated lost revenue represents the difference between the actual resident fee revenue for the period and the Company's pre-pandemic expectations for the 2020 period. Presentations of these impacts are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. See pages 20-22 for the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community quarterly and full year 2020 and 2021 results.

Estimated Impact on Consolidated Portfolio

				3Q 2021				
($ in 000s)	Full Year 2020 Consolidated Total	1Q 2021 Consolidated Total	2Q 2021 Consolidated Total	Independent Living	Assisted Living and Memory Care	CCRCs	3Q 2021 Consolidated Total	YTD 2021 Consolidated Total
Estimated lost resident fee revenue	$ 281,100	$ 117,500	$ 109,500	$ 17,900	$ 49,900	$ 8,600	$ 76,400	$ 303,400
Other operating income	115,749	10,735	1,308	9	75	5	89	12,132
Facility operating expense	125,534	27,337	9,741	938	4,798	1,498	7,234	44,312

Estimated Impact on Senior Housing: Same Community

				3Q 2021				
($ in 000s)	Full Year 2020 Same Community	1Q 2021 Same Community	2Q 2021 Same Community	Independent Living	Assisted Living and Memory Care	CCRCs	3Q 2021 Same Community	YTD 2021 Same Community
Estimated lost resident fee revenue	$ 213,500	$ 89,800	$ 79,900	$ 17,900	$ 49,700	$ 6,800	$ 74,400	$ 244,100
Other operating income	84,459	7,395	767	9	75	3	87	8,249
Facility operating expense	108,449	24,525	8,315	888	4,747	852	6,487	39,327

Consolidated Occupancy Trend

	January 2021	February 2021	March 2021	1Q 2021	April 2021	May 2021	June 2021	2Q 2021	July 2021	August 2021	September 2021	3Q 2021	October 2021
Weighted average	70.0%	69.4%	69.4%	69.6%	69.9%	70.5%	71.2%	70.5%	72.0%	72.5%	73.0%	72.5%	73.3%
Period end	70.4%	70.1%	70.6%	70.6%	71.1%	71.6%	72.6%	72.6%	73.3%	73.7%	74.2%	74.2%	74.5%

3

Overview

BROOKDALE SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q[2]	3Q21 vs 3Q20 Better B/(Worse) (W)	YTD 3Q21 vs YTD 3Q20 B/(W)
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$ 2,892,567	$ 664,350	$ 673,978	$ 600,095	(14.4)%	(12.5)%
Management fee revenue	$ 108,715	$ 6,076	$ 5,669	$ 10,230	$ 130,690	$ 8,566	$ 4,998	$ 3,621	(36.1)%	(85.7)%
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	(99.2)%	(67.6)%
Net income (loss)	$ 369,497	$ (118,420)	$ (124,993)	$ (44,139)	$ 81,945	$ (108,303)	$ (83,604)	$ 174,263	NM	NM
Net cash provided by (used in) operating activities	$ 57,479	$ 151,840	$ (77,169)	$ 73,499	$ 205,649	$ (23,857)	$ 3,410	$ 7,200	NM	NM
Adjusted EBITDA [1]	$ 185,069	$ 44,733	$ (64,019)	$ 98,604	$ 264,387	$ 34,981	$ 33,064	$ 34,582	NM	(38.1)%
PEAK management termination fee	$ 100,000	$ —	$ —	$ —	$ 100,000	$ —	$ —	$ —	NM	NM
VTR one-time cash lease payment	$ —	$ —	$ (119,180)	$ —	$ (119,180)	$ —	$ —	$ —	NM	NM
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	$ 85,069	$ 44,733	$ 55,161	$ 98,604	$ 283,567	$ 34,981	$ 33,064	$ 34,582	(37.3)%	(44.5)%
Adjusted Free Cash Flow	$ 5,182	$ 113,451	$ (114,327)	$ 19,875	$ 24,181	$ (50,674)	$ (54,747)	$ (42,570)	62.8%	NM
Period end consolidated number of units	54,037	54,019	53,110	52,982	52,982	52,946	52,821	52,809	(0.6)%	(0.6)%

As of September 30, 2021

Consolidated: 648



Owned
348
Leased
300
682
communities
Managed
34

Consolidated: 52,809



Owned
31,783
Leased
21,026
57,722
units
Managed
4,913

3Q 2021 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	57	9%
90% > 95%	37	6%
85% > 90%	58	9%
80% > 85%	61	10%
75% > 80%	87	13%
70% > 75%	87	13%
Less than 70%	261	40%
Total	648	100%
Consolidated Portfolio Average Asset Age		~24 years

(1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million management agreement termination fee payment received from Healthpeak Properties Inc. ("Healthpeak" or "PEAK") related to the sale of Brookdale's interest in the entry fee CCRC venture ("CCRC Venture"), which closed on January 31, 2020. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment made to Ventas, Inc. ("Ventas" or "VTR") in connection with the Company's lease restructuring transaction effective July 26, 2020 ("one-time cash lease payment").

(2) On July 1, 2021, the Company sold 80% of its equity in its Health Care Services segment and recognized a $288.2 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the Health Care Services Venture (the "HCS Venture") is accounted for under the equity method of accounting. See page 7 for further details.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

4

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$ 2,892,567	$ 664,350	$ 673,978	$ 600,095	(14.4)%	(12.5)%
Management fee revenue	108,715	6,076	5,669	10,230	130,690	8,566	4,998	3,621	(36.1)%	(85.7)%
Other operating income	—	26,693	10,765	78,291	115,749	10,735	1,308	89	(99.2)%	(67.6)%
Facility operating expense	(588,482)	(606,034)	(570,530)	(576,813)	(2,341,859)	(556,312)	(550,846)	(480,423)	15.8%	10.1%
Combined Segment Operating Income	302,940	158,364	146,675	189,168	797,147	127,339	129,438	123,382	(15.9)%	(37.5)%
General and administrative expense (1)	(46,657)	(43,031)	(41,752)	(41,011)	(172,451)	(43,276)	(47,184)	(39,301)	5.9%	1.3%
Cash facility operating lease payments (see page 15)	(71,214)	(70,600)	(168,942)	(49,553)	(360,309)	(49,082)	(49,190)	(49,499)	70.7%	52.4%
Adjusted EBITDA (2)	**185,069**	**44,733**	**(64,019)**	**98,604**	**264,387**	**34,981**	**33,064**	**34,582**	**NM**	**(38.1)%**
PEAK management termination fee	(100,000)	—	—	—	(100,000)	—	—	—	—%	NM
VTR one-time cash lease payment	—	—	119,180	—	119,180	—	—	—	NM	NM
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	**85,069**	**44,733**	**55,161**	**98,604**	**283,567**	**34,981**	**33,064**	**34,582**	**(37.3)%**	**(44.5)%**
PEAK management termination fee	100,000	—	—	—	100,000	—	—	—	—%	NM
VTR one-time cash lease payment	—	—	(119,180)	—	(119,180)	—	—	—	NM	NM
Transaction and Organizational Restructuring Costs	(1,981)	(3,368)	(6,250)	(1,778)	(13,377)	(1,884)	(689)	(943)	84.9%	69.7%
Interest expense, net (see page 15)	(53,590)	(48,623)	(48,209)	(47,130)	(197,552)	(46,313)	(46,576)	(47,096)	2.3%	6.9%
Payment of financing lease obligations	(5,087)	(4,677)	(4,548)	(4,556)	(18,868)	(4,789)	(4,864)	(5,039)	(10.8)%	(2.7)%
Changes in working capital (3)	(53,902)	149,055	33,794	9,945	138,892	(5,320)	(1,129)	9,764	(71.1)%	(97.4)%
Other (4)	(4,771)	(2,148)	(2,223)	(567)	(9,709)	101	1,242	(5,645)	(153.9)%	52.9%
Non-Development Capital Expenditures, net (see page 14)	(60,556)	(21,521)	(22,872)	(34,643)	(139,592)	(27,450)	(35,795)	(28,193)	(23.3)%	12.9%
Adjusted Free Cash Flow	**$ 5,182**	**$113,451**	**$(114,327)**	**$ 19,875**	**$ 24,181**	**$ (50,674)**	**$ (54,747)**	**$ (42,570)**	**62.8%**	**NM**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 13.
(2) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's interest in the CCRC Venture. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases and includes the working capital impacts related to CARES Act programs.
(4) Primarily consists of proceeds from property insurance and state income tax provision.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	3Q 2021 Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Management Services	Other [1]
Resident fee revenue	$ 600,095	$ 350,664	$ 249,431	$ —	$ —
Management fee revenue	3,621	—	—	3,621	—
Other operating income	89	77	12	—	—
Facility operating expense	(480,423)	(287,180)	(193,243)	—	—
Combined Segment Operating Income	123,382	63,561	56,200	3,621	—
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) [2]	(39,301)	(21,004)	(14,941)	(3,356)	—
Cash facility operating lease payments	(49,499)	—	(48,081)	—	(1,418)
Adjusted EBITDA [3]	**34,582**	**42,557**	**(6,822)**	**265**	**(1,418)**
Transaction and Organizational Restructuring Costs	(943)	—	—	—	(943)
Interest expense, net	(47,096)	(35,708)	(11,415)	—	27
Payment of financing lease obligations	(5,039)	—	(4,927)	—	(112)
Changes in working capital [4]	9,764	—	—	—	9,764
Other	(5,645)	239	—	—	(5,884)
Non-Development Capital Expenditures, net	(28,193)	(17,237)	(3,340)	—	(7,616)
Adjusted Free Cash Flow	**$ (42,570)**	**$ (10,149)**	**$ (26,504)**	**$ 265**	**$ (6,182)**

(1) Primarily consists of corporate capital expenditures, changes in working capital, Transaction and Organizational Restructuring Costs, lease payments for corporate offices and information technology systems and equipment, interest income, and state income tax provision.
(2) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs; see page 13.
(3) Adjusted EBITDA for the third quarter of 2021 includes $0.1 million of government grants and credits recognized in other operating income.
(4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Total Senior Housing, Health Care Services, and Management Services										
Revenue [1]	$ 891,422	$ 737,705	$ 706,440	$ 687,690	$ 3,023,257	$ 672,916	$ 678,976	$ 603,716	(14.5)%	(16.3)%
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	(99.2)%	(67.6)%
Combined Segment Operating Income	$ 302,940	$ 158,364	$ 146,675	$ 189,168	$ 797,147	$ 127,339	$ 129,438	$ 123,382	(15.9)%	(37.5)%
Combined segment operating margin	34.0%	20.7%	20.5%	24.7%	25.4%	18.6%	19.0%	20.4%	(10) bps	(630) bps
Combined segment adjusted operating margin [2]	34.0%	17.8%	19.2%	16.1%	22.5%	17.3%	18.9%	20.4%	120 bps	(560) bps
Senior Housing Segments (see page 8)										
Revenue	$ 687,888	$ 641,459	$ 610,868	$ 585,542	$ 2,525,757	$ 577,499	$ 586,665	$ 600,095	(1.8)%	(9.1)%
Other operating income	$ —	$ 9,698	$ 4,873	$ 78,291	$ 92,862	$ 8,152	$ 786	$ 89	(98.2)%	(38.0)%
Senior Housing Operating Income	$ 203,346	$ 142,596	$ 139,544	$ 179,108	$ 664,594	$ 116,370	$ 121,027	$ 119,761	(14.2)%	(26.4)%
Senior Housing operating margin	29.6%	21.9%	22.7%	27.0%	25.4%	19.9%	20.6%	20.0%	(270) bps	(470) bps
Senior Housing adjusted operating margin [2]	29.6%	20.7%	22.0%	17.2%	22.6%	18.7%	20.5%	19.9%	(210) bps	(460) bps
Number of communities (period end)	661	660	652	651	651	650	648	648	(0.6)%	(0.6)%
Period end number of units	54,037	54,019	53,110	52,982	52,982	52,946	52,821	52,809	(0.6)%	(0.6)%
Total Average Units	54,184	54,040	53,440	53,086	53,687	52,971	52,911	52,811	(1.2)%	(1.8)%
RevPAR	$ 4,229	$ 3,954	$ 3,806	$ 3,673	$ 3,917	$ 3,631	$ 3,692	$ 3,784	(0.6)%	(7.4)%
Weighted average occupancy	83.2%	78.7%	75.3%	72.7%	77.5%	69.6%	70.5%	72.5%	(280) bps	(820) bps
RevPOR	$ 5,085	$ 5,022	$ 5,056	$ 5,052	$ 5,054	$ 5,219	$ 5,237	$ 5,219	3.2%	3.4%
Management Services Segment										
Segment Operating Income (comprised solely of management fees)	$ 108,715	$ 6,076	$ 5,669	$ 10,230	$ 130,690	$ 8,566	$ 4,998	$ 3,621	(36.1)%	(85.7)%
Resident fee revenue under management [3]	$ 184,145	$ 131,558	$ 116,576	$ 107,817	$ 540,096	$ 82,468	$ 64,410	$ 55,156	(52.7)%	(53.3)%
Number of communities (period end) [3]	80	77	74	75	75	45	37	34	(54.1)%	(54.1)%
Period end number of units [3]	11,033	10,694	9,980	10,129	10,129	6,652	6,157	4,913	(50.8)%	(50.8)%
Total Average Units [3]	13,325	10,905	10,446	10,062	11,184	8,258	6,354	5,328	(49.0)%	(42.5)%
Weighted average occupancy [3]	84.0%	78.0%	74.6%	72.1%	77.6%	69.4%	71.7%	71.4%	(320) bps	(870) bps
Health Care Services Segment [4]										
Revenue	$ 94,819	$ 90,170	$ 89,903	$ 91,918	$ 366,810	$ 86,851	$ 87,313	$ —	N/A	N/A
Other operating income	$ —	$ 16,995	$ 5,892	$ —	$ 22,887	$ 2,583	$ 522	$ —	N/A	N/A
Segment Operating Income	$ (9,121)	$ 9,692	$ 1,462	$ (170)	$ 1,863	$ 2,403	$ 3,413	$ —	N/A	N/A

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) Not included in consolidated reported amounts.
(4) On July 1, 2021, the Company sold 80% of its equity in its Health Care Services segment and recognized a $288.2 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the Health Care Services Venture (the "HCS Venture") is accounted for under the equity method of accounting.

7

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Independent Living										
Revenue	$ 135,862	$ 130,278	$ 125,762	$ 120,696	$ 512,598	$ 118,782	$ 118,005	$ 119,584	(4.9)%	(9.1)%
Other operating income	$ —	$ —	$ 96	$ 11,727	$ 11,823	$ 1,364	$ 111	$ 9	(90.6)%	NM
Segment Operating Income	$ 51,414	$ 41,038	$ 42,438	$ 47,923	$ 182,813	$ 37,329	$ 35,292	$ 36,733	(13.4)%	(18.9)%
Segment operating margin	*37.8%*	*31.5%*	*33.7%*	*36.2%*	*34.9%*	*31.1%*	*29.9%*	*30.7%*	*(300) bps*	*(380) bps*
Segment adjusted operating margin [(1)]	*37.8%*	*31.5%*	*33.7%*	*30.0%*	*33.4%*	*30.3%*	*29.8%*	*30.7%*	*(300) bps*	*(410) bps*
Number of communities (period end)	68	68	68	68	68	68	68	68	—%	—%
Period end number of units	12,537	12,534	12,534	12,534	12,534	12,542	12,566	12,567	0.3%	0.3%
Total Average Units	12,529	12,534	12,534	12,534	12,533	12,539	12,552	12,567	0.3%	0.2%
RevPAR	$ 3,615	$ 3,465	$ 3,345	$ 3,210	$ 3,408	$ 3,158	$ 3,134	$ 3,172	(5.2)%	(9.2)%
Weighted average occupancy	87.1%	83.5%	80.0%	76.7%	81.8%	73.6%	73.5%	74.7%	(530) bps	(960) bps
RevPOR	$ 4,151	$ 4,147	$ 4,182	$ 4,183	$ 4,165	$ 4,290	$ 4,266	$ 4,244	1.5%	2.5%
Assisted Living and Memory Care										
Revenue	$ 457,479	$ 432,156	$ 408,695	$ 392,946	$ 1,691,276	$ 386,938	$ 391,718	$ 402,621	(1.5)%	(9.0)%
Other operating income	$ —	$ 152	$ 1,936	$ 60,497	$ 62,585	$ 5,104	$ 629	$ 75	(96.1)%	178.2%
Segment Operating Income	$ 132,001	$ 87,708	$ 87,152	$ 121,740	$ 428,601	$ 71,433	$ 77,062	$ 75,324	(13.6)%	(27.1)%
Segment operating margin	*28.9%*	*20.3%*	*21.2%*	*26.8%*	*24.4%*	*18.2%*	*19.6%*	*18.7%*	*(250) bps*	*(470) bps*
Segment adjusted operating margin [(1)]	*28.9%*	*20.3%*	*20.9%*	*15.6%*	*21.6%*	*17.1%*	*19.5%*	*18.7%*	*(220) bps*	*(500) bps*
Number of communities (period end)	571	570	563	563	563	562	560	560	(0.5)%	(0.5)%
Period end number of units	35,789	35,744	35,124	35,126	35,126	35,082	34,904	34,891	(0.7)%	(0.7)%
Total Average Units	35,944	35,785	35,268	35,126	35,530	35,110	35,018	34,893	(1.1)%	(1.8)%
RevPAR	$ 4,242	$ 4,025	$ 3,863	$ 3,729	$ 3,967	$ 3,673	$ 3,728	$ 3,845	(0.5)%	(7.3)%
Weighted average occupancy	81.9%	77.8%	74.4%	71.8%	76.5%	68.3%	69.5%	71.9%	(250) bps	(820) bps
RevPOR	$ 5,178	$ 5,172	$ 5,193	$ 5,193	$ 5,184	$ 5,376	$ 5,365	$ 5,347	3.0%	3.5%
CCRCs										
Revenue	$ 94,547	$ 79,025	$ 76,411	$ 71,900	$ 321,883	$ 71,779	$ 76,942	$ 77,890	1.9%	(9.3)%
Other operating income	$ —	$ 9,546	$ 2,841	$ 6,067	$ 18,454	$ 1,684	$ 46	$ 5	(99.8)%	(86.0)%
Segment Operating Income	$ 19,931	$ 13,850	$ 9,954	$ 9,445	$ 53,180	$ 7,608	$ 8,673	$ 7,704	(22.6)%	(45.2)%
Segment operating margin	*21.1%*	*15.6%*	*12.6%*	*12.1%*	*15.6%*	*10.4%*	*11.3%*	*9.9%*	*(270) bps*	*(620) bps*
Segment adjusted operating margin [(1)]	*21.1%*	*5.4%*	*9.3%*	*4.7%*	*10.8%*	*8.3%*	*11.2%*	*9.9%*	*60 bps*	*(270) bps*
Number of communities (period end)	22	22	21	20	20	20	20	20	(4.8)%	(4.8)%
Period end number of units	5,711	5,741	5,452	5,322	5,322	5,322	5,351	5,351	(1.9)%	(1.9)%
Total Average Units	5,711	5,721	5,638	5,426	5,624	5,322	5,341	5,351	(5.1)%	(6.2)%
RevPAR	$ 5,496	$ 4,572	$ 4,477	$ 4,385	$ 4,738	$ 4,473	$ 4,770	$ 4,824	7.8%	(3.3)%
Weighted average occupancy	82.4%	74.0%	70.7%	69.2%	74.2%	68.5%	70.2%	71.2%	50 bps	(570) bps
RevPOR	$ 6,669	$ 6,181	$ 6,332	$ 6,334	$ 6,389	$ 6,534	$ 6,790	$ 6,777	7.0%	4.6%

(1) Excludes other operating income.

8

Senior Housing: Same Community (1)

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Revenue	$ 638,568	$ 599,485	$ 574,949	$ 555,272	$ 2,368,274	$ 548,304	$ 555,600	$ 569,606	(0.9)%	(7.7)%
Other operating income	—	6,444	3,704	74,311	84,459	7,395	767	87	(97.7)%	(18.7)%
Revenue and other operating income	638,568	605,929	578,653	629,583	2,452,733	555,699	556,367	569,693	(1.5)%	(7.8)%
Community Labor Expenses	(288,065)	(293,948)	(288,306)	(297,492)	(1,167,811)	(291,289)	(290,298)	(301,207)	(4.5)%	(1.4)%
Other facility operating expenses	(157,945)	(174,525)	(152,671)	(157,012)	(642,153)	(150,818)	(149,230)	(152,425)	0.2%	6.7%
Facility operating expenses[2]	(446,010)	(468,473)	(440,977)	(454,504)	(1,809,964)	(442,107)	(439,528)	(453,632)	(2.9)%	1.5%
Same Community Operating Income	**$ 192,558**	**$ 137,456**	**$ 137,676**	**$ 175,079**	**$ 642,769**	**$ 113,592**	**$116,839**	**$ 116,061**	**(15.7)%**	**(25.9)%**
Same Community adjusted operating income[3]	**$ 192,558**	**$ 131,012**	**$ 133,972**	**$ 100,768**	**$ 558,310**	**$ 106,197**	**$116,072**	**$ 115,974**	**(13.4)%**	**(26.1)%**
Same Community operating margin	*30.2%*	*22.7%*	*23.8%*	*27.8%*	*26.2%*	*20.4%*	*21.0%*	*20.4%*	*(340) bps*	*(510) bps*
Same Community adjusted operating margin[3]	*30.2%*	*21.9%*	*23.3%*	*18.1%*	*23.6%*	*19.4%*	*20.9%*	*20.4%*	*(290) bps*	*(500) bps*
Total Average Units	50,151	50,144	50,143	50,145	50,146	50,148	50,148	50,148	—%	—%
RevPAR	$ 4,244	$ 3,985	$ 3,822	$ 3,691	$ 3,936	$ 3,645	$ 3,693	$ 3,786	(0.9)%	(7.7)%
Weighted average occupancy	83.4%	79.1%	75.5%	72.8%	77.7%	69.5%	70.4%	72.5%	*(300) bps*	*(850) bps*
RevPOR	$ 5,089	$ 5,039	$ 5,064	$ 5,072	$ 5,066	$ 5,242	$ 5,247	$ 5,222	3.1%	3.4%

Same Community Operating Income / Adjusted Operating Income[2][3]



Same Community Other Operating Income
Same Community Adjusted Operating Income
$192,558
$137,456
$137,676
$175,079
$113,592
$116,839
$116,061
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

Same Community RevPAR / Weighted Average Occupancy



RevPAR
Weighted Average Occupancy
83.4%
79.1%
75.5%
72.8%
69.5%
70.4%
72.5%
$4,244
$3,985
$3,822
$3,691
$3,645
$3,693
$3,786
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

(1) Same Community portfolio reflects 634 communities.
(2) Excludes natural disaster expense of $2.9 million and $1.5 million for the full year 2020 and year-to-date 2021, respectively.
(3) Excludes other operating income.

9

Senior Housing Segments: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Independent Living										
Revenue	$ 132,556	$ 127,065	$ 122,498	$ 117,457	$ 499,576	$ 115,625	$ 114,659	$ 115,999	(5.3)%	(9.4)%
Other operating income	—	—	96	11,440	11,536	1,327	110	9	(90.6)%	NM
Community Labor Expense	(48,247)	(49,643)	(48,085)	(49,054)	(195,029)	(48,034)	(48,678)	(47,356)	1.5%	1.3%
Other facility operating expense	(33,925)	(37,209)	(32,574)	(32,623)	(136,331)	(32,333)	(31,625)	(32,793)	(0.7)%	6.7%
Facility operating expense	(82,172)	(86,852)	(80,659)	(81,677)	(331,360)	(80,367)	(80,303)	(80,149)	0.6%	3.6%
Same Community Operating Income	$ 50,384	$ 40,213	$ 41,935	$ 47,220	$ 179,752	$ 36,585	$ 34,466	$ 35,859	(14.5)%	(19.3)%
Same Community operating margin	*38.0%*	*31.6%*	*34.2%*	*36.6%*	*35.2%*	*31.3%*	*30.0%*	*30.9%*	*(330) bps*	*(400) bps*
Same Community adjusted operating margin (2)	*38.0%*	*31.6%*	*34.2%*	*30.5%*	*33.7%*	*30.5%*	*30.0%*	*30.9%*	*(330) bps*	*(420) bps*
Total Average Units	12,159	12,156	12,156	12,156	12,157	12,161	12,164	12,165	0.1%	—%
RevPAR	$ 3,634	$ 3,484	$ 3,359	$ 3,221	$ 3,425	$ 3,169	$ 3,142	$ 3,179	(5.4)%	(9.4)%
Weighted average occupancy	87.1%	83.6%	79.9%	76.7%	81.8%	73.6%	73.4%	74.8%	(510) bps	(960) bps
RevPOR	$ 4,174	$ 4,170	$ 4,203	$ 4,202	$ 4,187	$ 4,307	$ 4,280	$ 4,250	1.1%	2.3%

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Assisted Living and Memory Care										
Revenue	$ 442,937	$ 419,372	$ 400,484	$ 386,859	$ 1,649,652	$ 380,165	$ 385,435	$ 396,999	(0.9)%	(7.9)%
Other operating income	—	151	1,937	59,174	61,262	4,947	626	75	(96.1)%	170.5%
Community Labor Expense	(207,091)	(212,053)	(209,016)	(216,267)	(844,427)	(210,704)	(207,926)	(219,286)	(4.9)%	(1.6)%
Other facility operating expense	(108,074)	(120,799)	(105,261)	(108,744)	(442,878)	(102,985)	(102,057)	(103,770)	1.4%	7.6%
Facility operating expense	(315,165)	(332,852)	(314,277)	(325,011)	(1,287,305)	(313,689)	(309,983)	(323,056)	(2.8)%	1.6%
Same Community Operating Income	$ 127,772	$ 86,671	$ 88,144	$ 121,022	$ 423,609	$ 71,423	$ 76,078	$ 74,018	(16.0)%	(26.8)%
Same Community operating margin	*28.8%*	*20.7%*	*21.9%*	*27.1%*	*24.8%*	*18.5%*	*19.7%*	*18.6%*	*(330) bps*	*(490) bps*
Same Community adjusted operating margin (2)	*28.8%*	*20.6%*	*21.5%*	*16.0%*	*22.0%*	*17.5%*	*19.6%*	*18.6%*	*(290) bps*	*(520) bps*
Total Average Units	34,389	34,385	34,384	34,386	34,386	34,384	34,381	34,380	—%	—%
RevPAR	$ 4,293	$ 4,065	$ 3,882	$ 3,750	$ 3,998	$ 3,685	$ 3,737	$ 3,849	(0.9)%	(7.9)%
Weighted average occupancy	82.1%	78.0%	74.4%	71.8%	76.6%	68.2%	69.4%	71.8%	(260) bps	(830) bps
RevPOR	$ 5,228	$ 5,213	$ 5,221	$ 5,225	$ 5,222	$ 5,402	$ 5,388	$ 5,363	2.7%	3.1%

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
CCRCs										
Revenue	$ 63,075	$ 53,048	$ 51,967	$ 50,956	$ 219,046	$ 52,514	$ 55,506	$ 56,608	8.9%	(2.1)%
Other operating income	—	6,293	1,671	3,697	11,661	1,121	31	3	(99.8)%	(85.5)%
Community Labor Expense	(32,727)	(32,252)	(31,205)	(32,171)	(128,355)	(32,551)	(33,694)	(34,565)	(10.8)%	(4.8)%
Other facility operating expense	(15,946)	(16,517)	(14,836)	(15,645)	(62,944)	(15,500)	(15,548)	(15,862)	(6.9)%	0.8%
Facility operating expense	(48,673)	(48,769)	(46,041)	(47,816)	(191,299)	(48,051)	(49,242)	(50,427)	(9.5)%	(3.0)%
Same Community Operating Income	$ 14,402	$ 10,572	$ 7,597	$ 6,837	$ 39,408	$ 5,584	$ 6,295	$ 6,184	(18.6)%	(44.5)%
Same Community operating margin	*22.8%*	*17.8%*	*14.2%*	*12.5%*	*17.1%*	*10.4%*	*11.3%*	*10.9%*	*(330) bps*	*(760) bps*
Same Community adjusted operating margin (2)	*22.8%*	*8.1%*	*11.4%*	*6.2%*	*12.7%*	*8.5%*	*11.3%*	*10.9%*	*(50) bps*	*(430) bps*
Total Average Units	3,603	3,603	3,603	3,603	3,603	3,603	3,603	3,603	—%	—%
RevPAR	$ 5,835	$ 4,908	$ 4,808	$ 4,714	$ 5,066	$ 4,858	$ 5,135	$ 5,237	8.9%	(2.1)%
Weighted average occupancy	83.2%	74.6%	71.2%	69.2%	74.6%	68.3%	70.1%	71.8%	60 bps	(620) bps
RevPOR	$ 7,014	$ 6,580	$ 6,751	$ 6,810	$ 6,789	$ 7,116	$ 7,327	$ 7,294	8.0%	6.7%

(1) Same Community portfolio reflects 66 Independent Living communities, 554 Assisted Living and Memory Care communities, and 14 CCRC communities.
(2) Excludes other operating income.

10

Senior Housing Owned Portfolio

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Revenue	$ 402,397	$ 376,140	$ 356,105	$ 338,806	$1,473,448	$ 336,160	$ 342,355	$ 350,664	(1.5)%	(9.3)%
Other operating income	—	7,156	3,317	43,955	54,428	5,098	552	77	(97.7)%	(45.3)%
Facility operating expense	(290,116)	(301,459)	(284,780)	(286,816)	(1,163,171)	(280,235)	(280,169)	(287,180)	(0.8)%	3.3%
Owned Portfolio Operating Income	**$112,281**	**$ 81,837**	**$ 74,642**	**$ 95,945**	**$ 364,705**	**$ 61,023**	**$ 62,738**	**$ 63,561**	**(14.8)%**	**(30.3)%**
Owned Portfolio operating margin	*27.9%*	*21.4%*	*20.8%*	*25.1%*	*23.9%*	*17.9%*	*18.3%*	*18.1%*	*(270) bps*	*(540) bps*
Owned Portfolio adjusted operating margin [(1)]	*27.9%*	*19.9%*	*20.0%*	*15.3%*	*21.1%*	*16.6%*	*18.2%*	*18.1%*	*(190) bps*	*(520) bps*
Additional Information										
Interest expense: property level and corporate debt	$ (41,763)	$ (38,974)	$ (36,908)	$ (36,172)	$ (153,817)	$ (35,351)	$ (35,425)	$ (35,708)	3.3%	9.5%
Community level capital expenditures, net (see page 14)	$ (36,735)	$ (12,011)	$ (12,236)	$ (14,633)	$ (75,615)	$ (14,286)	$ (16,973)	$ (17,237)	(40.9)%	20.5%
Number of communities (period end)	355	355	350	350	350	349	348	348	(0.6)%	(0.6)%
Period end number of units	32,455	32,481	31,824	31,853	31,853	31,819	31,783	31,783	(0.1)%	(0.1)%
Total Average Units	32,513	32,461	32,137	31,851	32,240	31,844	31,785	31,783	(1.1)%	(1.7)%
RevPAR	$ 4,125	$ 3,862	$ 3,694	$ 3,540	$ 3,807	$ 3,514	$ 3,584	$ 3,672	(0.6)%	(7.8)%
Weighted average occupancy	82.6%	78.0%	74.2%	71.5%	76.6%	68.4%	69.6%	71.7%	(250) bps	(840) bps
RevPOR	$ 4,997	$ 4,944	$ 4,978	$ 4,950	$ 4,968	$ 5,135	$ 5,151	$ 5,121	2.9%	3.3%

Interest Coverage as of September 30, 2021	1.4x
Interest Coverage as of September 30, 2021 (excluding other operating income)	1.1x
Net Debt as of September 30, 2021 *(see page 16)*	$3,202,362

(1) Excludes other operating income.

11

Senior Housing Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	*3Q21 vs 3Q20 B(W)*	*YTD 3Q21 vs YTD 3Q20 B(W)*
Revenue	$285,491	$265,319	$254,763	$246,736	$1,052,309	$241,339	$244,310	$249,431	(2.1)%	(8.8)%
Other operating income	—	2,542	1,556	34,336	38,434	3,054	234	12	(99.2)%	(19.5)%
Facility operating expense	(194,426)	(207,102)	(191,417)	(197,909)	(790,854)	(189,046)	(186,255)	(193,243)	(1.0)%	4.1%
Leased Portfolio Operating Income	**$ 91,065**	**$ 60,759**	**$ 64,902**	**$ 83,163**	**$ 299,889**	**$ 55,347**	**$ 58,289**	**$ 56,200**	**(13.4)%**	**(21.6)%**
Leased Portfolio operating margin	*31.9%*	*22.7%*	*25.3%*	*29.6%*	*27.5%*	*22.6%*	*23.8%*	*22.5%*	*(280) bps*	*(380) bps*
Leased Portfolio adjusted operating margin (1)	*31.9%*	*21.9%*	*24.9%*	*19.8%*	*24.8%*	*21.7%*	*23.8%*	*22.5%*	*(240) bps*	*(370) bps*
Additional Information										
One-time cash lease payment	$ —	$ —	$(119,180)	$ —	$ (119,180)	$ —	$ —	$ —	NM	NM
Other cash facility lease payments on leased portfolio (see page 15)	$(88,503)	$(85,623)	$(64,534)	$(64,036)	$ (302,696)	$(63,762)	$(64,008)	$(64,423)	0.2%	19.5%
Community level capital expenditures, net (see page 14)	$(18,413)	$ (1,727)	$ (5,808)	$(10,730)	$ (36,678)	$ (7,550)	$(14,444)	$ (3,340)	42.5%	2.4%
Number of communities (period end)	306	305	302	301	301	301	300	300	(0.7)%	(0.7)%
Period end number of units	21,582	21,538	21,286	21,129	21,129	21,127	21,038	21,026	(1.2)%	(1.2)%
Total Average Units	21,671	21,579	21,303	21,235	21,447	21,127	21,126	21,028	(1.3)%	(2.0)%
RevPAR	$ 4,384	$ 4,091	$ 3,977	$ 3,874	$ 4,083	$ 3,808	$ 3,855	$ 3,954	(0.6)%	(6.7)%
Weighted average occupancy	84.1%	79.7%	76.9%	74.5%	78.8%	71.3%	71.9%	73.7%	(320) bps	(790) bps
RevPOR	$ 5,215	$ 5,136	$ 5,166	$ 5,199	$ 5,179	$ 5,340	$ 5,361	$ 5,362	3.8%	3.5%

Lease Coverage as of September 30, 2021 (2)	0.76x
Total operating and financing lease obligations as of September 30, 2021 (see page 26)(3)	$1,382,459

Facility Lease Maturity Information as of September 30, 2021

Initial lease maturities	**Community count**	**Total units**	**Trailing twelve months ended September 30, 2021 — Total cash facility lease payments**
2021	—	—	$ —
2022	39	1,854	17,807
2023	—	—	—
2024	7	904	14,106
2025	121	10,286	102,329
Thereafter	133	7,982	120,824
Total	300	21,026	$ 255,066

(1) Excludes other operating income.
(2) As of September 30, 2021, the lease coverage ratio, excluding other operating income was 0.62x.
(3) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.

12

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted ($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
G&A expense allocations [1]										
Senior Housing Owned Portfolio allocation	$ 18,635	$ 18,336	$ 17,804	$ 17,511	$ 72,286	$ 19,358	$ 22,010	$ 21,004	(18.0)%	(13.9)%
Senior Housing Leased Portfolio allocation	13,221	12,933	12,738	12,753	51,645	13,898	15,706	14,941	(17.3)%	(14.5)%
Management Services allocation	7,848	6,407	6,052	5,837	26,144	4,994	4,257	3,356	44.5%	37.9%
Health Care Services allocation	6,953	5,355	5,158	4,910	22,376	5,026	5,211	—	N/A	N/A
Subtotal G&A expense allocations	46,657	43,031	41,752	41,011	172,451	43,276	47,184	39,301	5.9%	1.3%
Non-cash stock-based compensation expense	5,957	6,119	6,136	2,535	20,747	4,783	4,527	3,568	41.9%	29.3%
Transaction and Organizational Restructuring Costs	1,981	3,368	6,250	1,778	13,377	1,884	689	943	84.9%	69.7%
General and administrative expense	**$ 54,595**	**$ 52,518**	**$ 54,138**	**$ 45,324**	**$ 206,575**	**$ 49,943**	**$ 52,400**	**$ 43,812**	**19.1%**	**9.4%**

	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$2,892,567	$ 664,350	$ 673,978	$ 600,095	(14.4)%	(12.5)%
Resident fee revenue under management [2]	184,145	131,558	116,576	107,817	540,096	82,468	64,410	55,156	(52.7)%	(53.3)%
Total (consolidated and under management) [3]	$ 966,852	$ 863,187	$ 817,347	$ 785,277	$3,432,663	$ 746,818	$ 738,388	$ 655,251	(19.8)%	(19.1)%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) [3]										
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*4.8%*	*5.0%*	*5.1%*	*5.2%*	*5.0%*	*5.8%*	*6.4%*	*6.0%*	(90) bps	(110) bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.6%*	*6.1%*	*6.6%*	*5.8%*	*6.0%*	*6.7%*	*7.1%*	*6.7%*	(10) bps	(70) bps

(1) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs. G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.
(2) Not included in consolidated reported amounts.
(3) Excludes other operating income and other operating income under management.

13

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, net, per average unit)		2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	*3Q21 vs 3Q20 B(W)*	*YTD 3Q21 vs YTD 3Q20 B(W)*
Community level capital expenditures, including allocations											
Senior Housing Owned Portfolio		$ 36,735	$ 12,011	$ 12,236	$ 14,633	$ 75,615	$ 14,286	$ 16,973	$ 17,237	(40.9)%	20.5%
Senior Housing Leased Portfolio		18,413	1,727	5,808	10,730	36,678	7,550	14,444	3,340	42.5%	2.4%
Community level capital expenditures, net	(A)	55,148	13,738	18,044	25,363	112,293	21,836	31,417	20,577	(14.0)%	15.1%
Corporate capital expenditures (includes Health Care Services)		5,408	7,783	4,828	9,280	27,299	5,614	4,378	7,616	(57.7)%	2.3%
Non-Development Capital Expenditures, net		**60,556**	**21,521**	**22,872**	**34,643**	**139,592**	**27,450**	**35,795**	**28,193**	**(23.3)%**	**12.9%**
Development Capital Expenditures, net		3,900	2,923	3,090	3,754	13,667	1,521	597	608	80.3%	72.5%
Total capital expenditures, net		**$ 64,456**	**$ 24,444**	**$ 25,962**	**$ 38,397**	**$153,259**	**$ 28,971**	**$ 36,392**	**$ 28,801**	**(10.9)%**	**18.0%**
Lessor reimbursements: non-development capital expenditures		5,827	8,096	4,056	9,867	27,846	8,951	10,001	15,688		
Change in related payables		(898)	10,938	(2,191)	(3,083)	4,766	2,439	(7,216)	1,790		
Total cash paid for capital expenditures		**$ 69,385**	**$ 43,478**	**$ 27,827**	**$ 45,181**	**$185,871**	**$ 40,361**	**$ 39,177**	**$ 46,279**	**(66.3)%**	**10.6%**
Senior Housing Total Average Units	(B)	54,184	54,040	53,440	53,086	53,687	52,971	52,911	52,811	(1.2)%	(1.8)%
Community level capital expenditures, net, per average unit	(A/B)	$ 1,018	$ 254	$ 338	$ 478	$ 2,092	$ 412	$ 594	$ 390	(15.4)%	13.5%

14

Cash Facility Lease Payments

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	3Q21 vs 3Q20 B(W)	YTD 3Q21 vs YTD 3Q20 B(W)
Operating Lease Obligations										
Facility operating lease expense	$ 64,481	$ 62,379	$ 51,620	$ 45,553	$ 224,033	$ 44,418	$ 43,864	$ 43,226		
Operating lease expense adjustment	6,733	8,221	117,322	4,000	136,276	4,664	5,326	6,273		
Cash facility operating lease payments	71,214	70,600	168,942	49,553	360,309	49,082	49,190	49,499	70.7%	52.4%
Financing Lease Obligations										
Interest expense: financing lease obligations	13,282	11,892	11,908	11,452	48,534	11,383	11,492	11,674		
Payment of financing lease obligations	5,087	4,677	4,548	4,556	18,868	4,789	4,864	5,039		
Cash financing lease payments	18,369	16,569	16,456	16,008	67,402	16,172	16,356	16,713	(1.6)%	4.2%
Total cash facility lease payments [(1)]	**$ 89,583**	**$ 87,169**	**$185,398**	**$ 65,561**	**$427,711**	**$ 65,254**	**$ 65,546**	**$ 66,212**	**64.3%**	**45.6%**
VTR one-time cash lease payment	—	—	(119,180)	—	(119,180)	—	—	—		
Total cash facility lease payments, excluding the one-time cash lease payment	**$ 89,583**	**$ 87,169**	**$ 66,218**	**$ 65,561**	**$308,531**	**$ 65,254**	**$ 65,546**	**$ 66,212**	**—%**	**18.9%**
Interest Expense Reconciliation to Income Statement										
Interest expense: financing lease obligations	$ 13,282	$ 11,892	$ 11,908	$ 11,452	$ 48,534	$ 11,383	$ 11,492	$ 11,674	2.0%	6.8%
Interest income	(1,455)	(2,243)	(607)	(494)	(4,799)	(421)	(341)	(286)	(52.9)%	(75.7)%
Interest expense: debt	41,763	38,974	36,908	36,172	153,817	35,351	35,425	35,708	3.3%	9.5%
Interest expense, net	53,590	48,623	48,209	47,130	197,552	46,313	46,576	47,096	2.3%	6.9%
Amortization of deferred financing costs and debt premium (discount)	1,315	1,556	1,730	1,827	6,428	1,873	2,140	1,979		
Interest income	1,455	2,243	607	494	4,799	421	341	286		
Interest expense per income statement	**$ 56,360**	**$ 52,422**	**$ 50,546**	**$ 49,451**	**$208,779**	**$ 48,607**	**$ 49,057**	**$ 49,361**	**2.3%**	**7.7%**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

15

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$491
$491
$575
$22
$553
$439
$439
$388
$7
$381
$646
$9
$636
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure [1]
($ in millions)



Fixed rate debt
$2,354
61%
Variable rate debt with interest rate caps
$1,375
36%
$128
3%
Variable rate debt - unhedged

As of September 30, 2021	Weighted Rate
Fixed rate debt	4.27 %
Variable rate debt [2]	2.43 %
Total debt	**3.56 %**

Debt [1][2]

($ in millions)	Principal Payments[3]	Weighted Rate
2021	$ 10	3.67 %
2022	348	3.55 %
2023	231	3.48 %
2024	301	4.30 %
2025	290	4.04 %
Thereafter	2,677	3.43 %
Total	**$ 3,857**	**3.56 %**

(1) Includes the carrying value of mortgage debt and other notes payable of which 98.3%, or $3.8 billion, represented non-recourse property-level mortgage financings.

(2) Reflects market rates as of September 30, 2021.

(3) Amount includes maturities and recurring monthly principal payments. For 2021, amount consists solely of recurring monthly principal payments.

(4) Leverage ratios include results of operations of Health Care Services segment and communities disposed of through the disposition date.

(5) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

Leverage Ratios
($ in 000s)

Trailing Twelve Months Ended September 30, 2021			Annualized Leverage [4]
Adjusted EBITDAR	(A)	**$ 398,555**	
Cash facility operating lease payments (*see page 15*)		(197,324)	
Adjusted EBITDA		**201,231**	
Cash financing lease payments (*see page 15*)		(65,249)	
Adjusted EBITDA after cash financing lease payments	(B)	**$ 135,982**	
As of September 30, 2021			
Debt		$ 3,857,459	
Cash and cash equivalents		(478,509)	
Marketable securities		(157,936)	
Restricted cash held as collateral against existing debt		(18,652)	
Net Debt	(C)	**3,202,362**	**23.5 x** (C/B)
Operating and financing lease obligations (*see page 26*) [5]		1,398,976	
Adjusted Net Debt	(D)	**$ 4,601,338**	**11.5 x** (D/A)

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

16

17 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock- based compensation expense, and Transaction and Organizational Restructuring Costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination, cash paid/received for gain/loss on facility lease termination and modification, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, and information technology systems and equipment, vehicles and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

18 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of our portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding Health Care Services segment revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. Management Services Segment Operating Income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third- party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

19 Appendices Summary Financial Impact: COVID-19 20 Non-GAAP Financial Measures 23

Summary Financial Impact: COVID-19 Consolidated

BROOKDALE SENIOR LIVING

($ in 000s)	1Q 2020	2Q 2020	3Q 2020	4Q 2020	Full Year 2020	1Q 2021	2Q 2021	3Q 2021	YTD 2021	COVID-19 Cumulative 2020 and 2021
Independent Living										
Estimated lost resident fee revenue	$ 600	$ 7,200	$ 12,600	$ 18,500	$ 38,900	$ 16,700	$ 17,700	$ 17,900	$ 52,300	$ 91,200
Other operating income	$ —	$ —	$ 96	$ 11,727	$ 11,823	$ 1,364	$ 111	$ 9	$ 1,484	$ 13,307
Facility operating expense	$ 1,213	$ 9,573	$ 2,208	$ 3,095	$ 16,089	$ 3,047	$ 1,449	$ 938	$ 5,434	$ 21,523
Assisted Living and Memory Care										
Estimated lost resident fee revenue	$ 1,600	$ 26,400	$ 49,200	$ 65,400	$ 142,600	$ 62,900	$ 55,300	$ 49,900	$ 168,100	$ 310,700
Other operating income	$ —	$ 152	$ 1,936	$ 60,497	$ 62,585	$ 5,104	$ 629	$ 75	$ 5,808	$ 68,393
Facility operating expense	$ 7,708	$ 38,684	$ 15,493	$ 20,598	$ 82,483	$ 18,902	$ 6,058	$ 4,798	$ 29,758	$ 112,241
CCRCs										
Estimated lost resident fee revenue	$ 500	$ 15,200	$ 14,700	$ 16,600	$ 47,000	$ 14,600	$ 8,800	$ 8,600	$ 32,000	$ 79,000
Other operating income	$ —	$ 9,546	$ 2,841	$ 6,067	$ 18,454	$ 1,684	$ 46	$ 5	$ 1,735	$ 20,189
Facility operating expense	$ 676	$ 9,263	$ 4,386	$ 4,425	$ 18,750	$ 3,985	$ 1,442	$ 1,498	$ 6,925	$ 25,675
Senior Housing Total										
Estimated lost resident fee revenue	$ 2,700	$ 48,800	$ 76,500	$ 100,500	$ 228,500	$ 94,200	$ 81,800	$ 76,400	$ 252,400	$ 480,900
Other operating income	$ —	$ 9,698	$ 4,873	$ 78,291	$ 92,862	$ 8,152	$ 786	$ 89	$ 9,027	$ 101,889
Facility operating expense	$ 9,597	$ 57,520	$ 22,087	$ 28,118	$ 117,322	$ 25,934	$ 8,949	$ 7,234	$ 42,117	$ 159,439
Health Care Services										
Estimated lost resident fee revenue	$ 3,100	$ 14,800	$ 15,100	$ 19,600	$ 52,600	$ 23,300	$ 27,700	$ —	$ 51,000	$ 103,600
Other operating income	$ —	$ 16,995	$ 5,892	$ —	$ 22,887	$ 2,583	$ 522	$ —	$ 3,105	$ 25,992
Facility operating expense	$ 403	$ 3,074	$ 2,392	$ 2,343	$ 8,212	$ 1,403	$ 792	$ —	$ 2,195	$ 10,407
Consolidated Total										
Estimated lost resident fee revenue	$ 5,800	$ 63,600	$ 91,600	$ 120,100	$ 281,100	$ 117,500	$ 109,500	$ 76,400	$ 303,400	$ 584,500
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	$ 12,132	$ 127,881
Facility operating expense	$ 10,000	$ 60,594	$ 24,479	$ 30,461	$ 125,534	$ 27,337	$ 9,741	$ 7,234	$ 44,312	$ 169,846

Consolidated Occupancy

	March 2020	April 2020	May 2020	June 2020	July 2020	August 2020	September 2020	October 2020	November 2020	December 2020	January 2021	February 2021
Weighted average	82.7%	80.4%	78.4%	77.4%	76.4%	75.2%	74.3%	73.8%	72.8%	71.5%	70.0%	69.4%
Month-end	82.2%	80.0%	78.5%	77.8%	76.6%	75.5%	75.0%	74.1%	73.1%	71.5%	70.4%	70.1%

	March 2021	April 2021	May 2021	June 2021	July 2021	August 2021	September 2021	October 2021
Weighted average	69.4%	69.9%	70.5%	71.2%	72.0%	72.5%	73.0%	73.3%
Month-end	70.6%	71.1%	71.6%	72.6%	73.3%	73.7%	74.2%	74.5%

20

Summary Financial Impact: COVID-19 Consolidated

BROOKDALE SENIOR LIVING

The Company's net cash provided by operating activities and Adjusted Free Cash Flow include the following impacts of temporary liquidity relief provided pursuant to the CARES Act:

Medicare Accelerated and Advance Payment Program

- During the full year 2020, the Company received $87.5 million under the Medicare Accelerated and Advance Payment Program.
- During the second and third quarter of 2021, $14.3 million and $3.5 million, respectively, of the advanced payments were recouped, reducing the Company's net cash provided by operating activities and Adjusted Free Cash Flow with no impact on revenue or results of operations.
- Pursuant to the sale of 80% of the Company's equity in its Health Care Services segment, $63.6 million of such obligations were retained by the unconsolidated Health Care Services venture.
- As of September 30, 2021, the outstanding balance of advanced payments related to the Company's CCRCs segment was $6.1 million, of which the Company expects recoupment of approximately $3.0 million during the three months ended December 31, 2021 and the remaining amount in 2022 under current legislation.

Deferred Payroll Tax Payments

- During the full year 2020, the Company deferred $72.7 million of the employer portion of social security payroll taxes incurred from March 27, 2020 through December 31, 2020.
- Pursuant to the sale of 80% of the Company's equity in its Health Care Services segment, $9.6 million of such obligations were retained by the unconsolidated Health Care Services venture.
- As of September 30, 2021, the outstanding balance of deferred payroll tax payments was $63.1 million, of which the Company expects to pay $31.6 million in both December 2021 and 2022 under current legislation.

During the first and second quarter of 2021, the Company recognized other operating income of and recorded a receivable for $9.0 million and $0.9 million, respectively, of employee retention credits on wages paid from March 12, 2020 through December 31, 2020, impacting changes to working capital. During the third quarter of 2021, the Company received $1.1 million for employee retention credits, increasing the Company's net cash provided by operating activities. As of September 30, 2021, the Company has $8.8 million of receivables related to the employee retention credits, including a receivable of $2.8 million from the Health Care Services venture.

Certain cash flow impacts on working capital from the CARES Act and other government grants and credits are shown below:

	2020					2021				
($ in 000s)	1Q	2Q	3Q	4Q	Full Year 2020	1Q	2Q	3Q	YTD 2021	Cumulative 2020 and 2021
Cash received (recouped) - Medicare advances	$ —	$ 85,013	$ 2,529	$ —	$ 87,542	$ —	$(14,258)	$ (3,527)	$ (17,785)	$ 69,757
Deferred payroll taxes	—	26,548	23,592	22,534	72,674	—	—	—	—	72,674
Cash received - government grants	—	34,234	4,364	77,150	115,748	1,700	405	89	2,194	117,942
Cash received - employee retention credit	—	—	—	—	—	—	—	1,055	1,055	1,055
Operating cash flow impacts (1)	**—**	**145,795**	**30,485**	**99,684**	**275,964**	**1,700**	**(13,853)**	**(2,383)**	**(14,536)**	**261,428**
Less: Other operating income	—	(26,693)	(10,765)	(78,291)	(115,749)	(10,735)	(1,308)	(89)	(12,132)	(127,881)
Changes in working capital	**$ —**	**$119,102**	**$ 19,720**	**$ 21,393**	**$ 160,215**	**$ (9,035)**	**$(15,161)**	**$ (2,472)**	**$ (26,668)**	**$ 133,547**
Liabilities retained by the Company as of September 30, 2021										$ 69,251

(1) Impacts included in Adjusted Free Cash Flow

21

Summary Financial Impact: COVID-19 Same Community

BROOKDALE SENIOR LIVING

($ in 000s)	1Q 2020	2Q 2020	3Q 2020	4Q 2020	Full Year 2020	1Q 2021	2Q 2021	3Q 2021	YTD 2021	COVID-19 Cumulative 2020 and 2021
Independent Living										
Estimated lost resident fee revenue	$ 600	$ 6,900	$ 12,500	$ 18,000	$ 38,000	$ 16,500	$ 17,600	$ 17,900	$ 52,000	$ 90,000
Other operating income	$ —	$ —	$ 96	$ 11,440	$ 11,536	$ 1,327	$ 110	$ 9	$ 1,446	$ 12,982
Facility operating expense	$ 1,166	$ 9,343	$ 2,150	$ 3,002	$ 15,661	$ 2,928	$ 1,328	$ 888	$ 5,144	$ 20,805
Assisted Living and Memory Care										
Estimated lost resident fee revenue	$ 1,600	$ 25,900	$ 48,300	$ 64,400	$ 140,200	$ 62,600	$ 55,100	$ 49,700	$ 167,400	$ 307,600
Other operating income	$ —	$ 151	$ 1,937	$ 59,174	$ 61,262	$ 4,947	$ 626	$ 75	$ 5,648	$ 66,910
Facility operating expense	$ 7,434	$ 37,651	$ 15,405	$ 20,330	$ 80,820	$ 18,528	$ 5,950	$ 4,747	$ 29,225	$ 110,045
CCRCs										
Estimated lost resident fee revenue	$ 300	$ 10,000	$ 11,600	$ 13,400	$ 35,300	$ 10,700	$ 7,200	$ 6,800	$ 24,700	$ 60,000
Other operating income	$ —	$ 6,293	$ 1,671	$ 3,697	$ 11,661	$ 1,121	$ 31	$ 3	$ 1,155	$ 12,816
Facility operating expense	$ 421	$ 5,595	$ 2,939	$ 3,013	$ 11,968	$ 3,069	$ 1,037	$ 852	$ 4,958	$ 16,926
Total Same Community										
Estimated lost resident fee revenue	$ 2,500	$ 42,800	$ 72,400	$ 95,800	$ 213,500	$ 89,800	$ 79,900	$ 74,400	$ 244,100	$ 457,600
Other operating income	$ —	$ 6,444	$ 3,704	$ 74,311	$ 84,459	$ 7,395	$ 767	$ 87	$ 8,249	$ 92,708
Facility operating expense	$ 9,021	$ 52,589	$ 20,494	$ 26,345	$ 108,449	$ 24,525	$ 8,315	$ 6,487	$ 39,327	$ 147,776

22

23 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the “Definitions” section), which are not calculated in accordance with U.S. GAAP ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under “Reconciliations of Non-GAAP Financial Measures” in the Company’s earnings release dated November 4, 2021 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

	2020					2021		
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q
Net income (loss)	**$ 369,497**	**$ (118,420)**	**$ (124,993)**	**$ (44,139)**	**$ 81,945**	**$ (108,303)**	**$ (83,604)**	**$ 174,263**
Provision (benefit) for income taxes	(15,828)	8,504	14,884	(2,208)	5,352	752	(792)	15,279
Equity in (earnings) loss of unconsolidated ventures	1,008	(438)	293	1,244	2,107	531	(13,946)	1,474
Loss (gain) on debt modification and extinguishment, net	(19,181)	157	7,917	211	(10,896)	—	—	—
Loss (gain) on sale of assets, net	(372,839)	1,029	(2,209)	(513)	(374,532)	(1,112)	79	(288,375)
Other non-operating (income) loss	(2,662)	(988)	(948)	(1,050)	(5,648)	(1,644)	(2,948)	(571)
Interest expense	56,360	52,422	50,546	49,451	208,779	48,607	49,057	49,361
Interest income	(1,455)	(2,243)	(607)	(494)	(4,799)	(421)	(341)	(286)
Income (loss) from operations	14,900	(59,977)	(55,117)	2,502	(97,692)	(61,590)	(52,495)	(48,855)
Depreciation and amortization	90,738	93,154	87,821	87,513	359,226	83,891	83,591	84,560
Asset impairment	78,226	10,290	8,213	10,579	107,308	10,677	2,078	639
Loss (gain) on facility lease termination and modification, net	—	—	—	(2,303)	(2,303)	—	—	—
Operating lease expense adjustment	(6,733)	(8,221)	(117,322)	(4,000)	(136,276)	(4,664)	(5,326)	(6,273)
Non-cash stock-based compensation expense	5,957	6,119	6,136	2,535	20,747	4,783	4,527	3,568
Transaction and Organizational Restructuring Costs	1,981	3,368	6,250	1,778	13,377	1,884	689	943
Adjusted EBITDA (1)	**$ 185,069**	**$ 44,733**	**$ (64,019)**	**$ 98,604**	**$ 264,387**	**$ 34,981**	**$ 33,064**	**$ 34,582**
PEAK management termination fee	(100,000)	—	—	—	(100,000)	—	—	—
VTR one-time cash lease payment	—	—	119,180	—	119,180	—	—	—
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	**$ 85,069**	**$ 44,733**	**$ 55,161**	**$ 98,604**	**$ 283,567**	**$ 34,981**	**$ 33,064**	**$ 34,582**

(1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's ownership interest in the CCRC Venture. Adjusted EBITDA for the second quarter, third quarter, fourth quarter, and full year of 2020, and first, second, and third quarters of 2021 includes $26.7 million, $10.8 million, $78.3 million, $115.7 million, $10.7 million, $1.3 million, and $0.1 million of government grants and credits recognized in other operating income during the respective period. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment.

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25 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Trailing Twelve Months Ended September 30, 2021($ in 000s) Net income (loss) $ (61,783) Provision (benefit) for income taxes 13,031 Equity in (earnings) loss of unconsolidated ventures (10,697) Loss (gain) on debt modification and extinguishment, net 211 Loss (gain) on sale of assets, net (289,921) Other non-operating (income) loss (6,213) Interest expense 196,476 Interest income (1,542) Income (loss) from operations (160,438) Depreciation and amortization 339,555 Asset impairment 23,973 Loss (gain) on facility lease termination and modification, net (2,303) Facility operating lease expense 177,061 Non-cash stock-based compensation expense 15,413 Transaction and Organizational Restructuring Costs 5,294 Adjusted EBITDAR $ 398,555 Facility operating lease expense (177,061) Operating lease expense adjustment (20,263) Adjusted EBITDA $ 201,231 Interest expense: financing lease obligations (46,001) Payment of financing lease obligations (19,248) Adjusted EBITDA after cash financing lease payments $ 135,982 Non-GAAP Financial Measures (continued)

26 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of September 30, 2021 Long-term debt (including current portion) $ 3,857,459 Cash and cash equivalents (478,509) Marketable securities (157,936) Cash held as collateral against existing debt (18,652) Net Debt 3,202,362 Operating and financing lease obligations 1,429,024 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (30,048) Adjusted Net Debt $ 4,601,338 Operating and financing lease obligations $ 1,429,024 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (30,048) Adjusted operating and financing lease obligations 1,398,976 Operating and financing lease obligations related to corporate office and information technology leases (16,517) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,382,459 Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

	2020					2021		
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q
Net cash provided by (used in) operating activities	**$ 57,479**	**$151,840**	**$(77,169)**	**$ 73,499**	**$ 205,649**	**$(23,857)**	**$ 3,410**	**$ 7,200**
Net cash provided by (used in) investing activities	(247,927)	(47,483)	(48,554)	(81,147)	(425,111)	(3,806)	1,561	203,974
Net cash provided by (used in) financing activities	347,250	(40,726)	96,668	(20,279)	382,913	(35,562)	(20,992)	(19,177)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 156,802	$ 63,631	$ (29,055)	$ (27,927)	$ 163,451	$ (63,225)	$ (16,021)	$ 191,997
Net cash provided by (used in) operating activities	**$ 57,479**	**$151,840**	**$(77,169)**	**$ 73,499**	**$ 205,649**	**$(23,857)**	**$ 3,410**	**$ 7,200**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	—	(766)	—	(766)	—	(5,355)	(836)
Changes in prepaid insurance premiums financed with notes payable	17,434	(5,770)	(5,841)	(5,823)	—	12,985	(4,200)	(4,151)
Changes in liabilities for lessor capital expenditure reimbursements under operating leases	(4,088)	(6,421)	(3,131)	(8,602)	(22,242)	(7,563)	(7,943)	(11,551)
Non-development capital expenditures, net	(60,556)	(21,521)	(22,872)	(34,643)	(139,592)	(27,450)	(35,795)	(28,193)
Payment of financing lease obligations	(5,087)	(4,677)	(4,548)	(4,556)	(18,868)	(4,789)	(4,864)	(5,039)
Adjusted Free Cash Flow [(1)]	**$ 5,182**	**$113,451**	**$(114,327)**	**$ 19,875**	**$ 24,181**	**$(50,674)**	**$(54,747)**	**$(42,570)**

(1) The first quarter of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's ownership interest in the CCRC Venture. The second quarter of 2020 includes $85.0 million of advanced Medicare payments received, $34.2 million of Provider Relief Funds and other government grants accepted, and $26.5 million of the employer portion of payroll taxes deferred. The third quarter of 2020 includes the one-time cash lease payment of $119.2 million, $2.5 million of advanced Medicare payments received, $4.4 million of Provider Relief Funds and other government grants accepted, and $23.6 million of employer portion of payroll taxes deferred The fourth quarter of 2020 includes $77.2 million of Provider Relief Funds and other government grants accepted and $22.6 million of the employer portion of payroll taxes deferred. The first quarter of 2021 includes $1.7 million of Provider Relief Funds and other government grants accepted. The second quarter of 2021 includes the recoupment of $14.3 million of advanced Medicare payments and $0.4 million of other government grants accepted. The third quarter of 2021 includes the recoupment of $3.5 million of advanced Medicare payments and $1.1 million of other government grants and credits accepted or received.

Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, TN 37027
(615) 221-2250
www.brookdale.com

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